Exhibit 10.42
AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, dated as of September 20, 2021 (this “Amendment”), among LEVI STRAUSS & CO., a Delaware corporation (the “U.S. Borrower”), LEVI STRAUSS & CO. (CANADA) INC., an Ontario corporation (the “Canadian Borrower” and together with the U.S. Borrower, the “Borrowers”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as Multicurrency Administrative Agent.
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Multicurrency Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into a Second Amended and Restated Credit Agreement, dated as of May 23, 2017 and amended as of October 23, 2018, January 5, 2021 and July 22, 2021 (as it may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”)):
WHEREAS, on the date hereof, the Borrowers, the Administrative Agent, the Multicurrency Administrative Agent and the Lenders party hereto desire to amend the Credit Agreement as set forth in Section 1 hereof;
WHEREAS, the Administrative Agent, the Multicurrency Administrative Agent, the Borrowers and the Lenders signatory hereto are willing to so agree pursuant to Section 9.02(b) of the Credit Agreement, subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto here-by agree as follows:
SECTION 1.Amendments. Effective as of the Amendment No. 4 Effective Date and subject to the terms and conditions set forth herein:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions (in applicable alphabetical order):
“BY Factoring Agreement” means the Factoring Agreement, dated as of August 1, 2011 and amended, restated, amended and restated, supplemented or otherwise modified or renewed from time to time by and among I Am Beyond LLC and The CIT Group/Commercial Services, Inc.
(b)Section 6.02 of the Credit Agreement is hereby amended by (x) deleting the “and” at the end of Section 6.02(r), (y) deleting the period at the end of Section 6.02(s) and replacing it with “; and” and (z) adding the following at the end thereof:
(t)    through and including December 31, 2021 (as such date may be extended by the Administrative Agent in its sole discretion), Liens on assets of I Am Beyond LLC and any of its Subsidiaries arising in connection with the BY Factoring Agreement.”
(c)Section 6.05(g) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(g)    Dispositions of accounts receivable and other payment obligations owing to Loan Parties (x) in the ordinary course so long as the Outstanding Receivables Amount (i) does not exceed $75,000,000 at any time and (ii) does not consist of Accounts and other payment obligations of more than two Account Debtors at any time and/or (y) through and including December 31, 2021 (as such date may be extended by the Administrative Agent in its sole discretion), pursuant to the BY Factoring Agreement so long as the aggregate amount of such dispositions pursuant to the BY Factoring Agreement does not exceed $30,000,000;”
SECTION 2.Conditions of Effectiveness. This Amendment and the amendment of the Credit Agreement as set forth in Section 1 hereof shall become effective as of the first date (such date being referred to as the “Amendment No. 4 Effective Date”) when each of the following conditions shall have been satisfied:
(i) the Borrowers shall have executed and delivered counterparts of this Amendment to the Administrative Agent, (ii) the Required Lenders shall have executed and delivered counterparts of this Amendment to the Administrative Agent and (iii) the Administrative Agent and the Multicurrency Administrative Agent shall have executed a counterpart of this Amendment;
(b)    the representations and warranties of the Borrowers (x) contained in Section 3 hereof shall be true and correct in all material respects on and as of the Amendment No. 4 Effective Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such respective dates and (y) set forth in the Credit Agreement are true and correct on and as of the Amendment No. 4 Effective Date in all material respects with the same effect as though made on and as of the Amendment No. 4 Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be true and correct in all respects);
(c)    prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and
(d)    the Borrowers shall pay all reasonable and documented out-of-pocket expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (but limited, in the case of legal fees and expenses, to the actual reasonable and documented out-of-pocket fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).
SECTION 3.Representations and Warranties. Each Borrower represents and warrants as follows as of the date hereof:
    neither the execution, delivery or performance by any Borrower of this Amendment nor compliance with the terms and provisions hereof and the consummation of other transactions contemplated hereby will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) violate any Requirement of Law applicable to any Borrower or the Organizational Documents of any Borrower, (iii) violate or result in a default under any indenture, agreement or other instrument binding upon any Borrower or the assets of any Borrower, or give rise to a right thereunder to require any material payment to be made by any Borrower, or (iv) result in the creation or imposition of any Lien on any Collateral of any Borrower, except Liens created pursuant to the Loan Documents; and each Borrower has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. Each Borrower has duly executed and delivered this Amendment and this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency,
2

reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4.Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.
(b)The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment and all grants of security interests are hereby reaffirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Multicurrency Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents nor a novation thereof. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.
(d)By executing and delivering a copy of this Amendment, each Borrower hereby agrees and confirms that all Obligations (including those created hereby) shall continue to be guaranteed and secured pursuant to the Loan Documents.
SECTION 5.Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.Governing Law; Waivers.
(a)THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
(b)Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Multicurrency Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against any Borrower or its properties in the courts of any jurisdiction.
(c)Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section 6. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
3

(d)Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 9.01 of the Amended Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.
(e)EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (x) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.
(f)Each Borrower hereby irrevocably and unconditionally waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 6 any special, exemplary, punitive or consequential damages.
[The remainder of this page is intentionally left blank]
4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

LEVI STRAUSS & CO., as U.S. Borrower

By:	/s/ Lauren Dudley
	Name:	Lauren Dudley
	Title:	Vice President, Treasurer and Head of Corporate Development

LEVI STRAUSS & CO. (CANADA) INC.,
as Canadian Borrower

By:	/s/ Lauren Dudley
	Name:	Lauren Dudley
	Title:	Vice President, Treasurer and Head of Corporate Development

[Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., individually and as
Administrative Agent

By:	/s/ Ryan Baker
	Name:	Ryan Baker
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO
BRANCH, individually and as Multicurrency
Administrative Agent

By:	/s/ Jeffrey Coleman
	Name:	Jeffrey Coleman
	Title:	Executive Director

[Signature Page to Amendment No. 4]

JP Morgan Chase Bank N.A., as Lender

By:	/s/ Ryan Baker
	Name:	Ryan Baker
	Title:	Vice President

[Signature Page to Amendment No. 4]

BANK OF AMERICA, N.A., as Lender and Issuing
Bank

By:	/s/ Mia Bolin
	Name:	Mia Bolin
	Title:	Senior Vice President

BANK OF AMERICA, N.A. (CANADA BRANCH), as
a Lender

By:	/s/ Sylwia Durkiewicz
	Name:	Sylwia Durkiewicz
	Title:	Vice President

[Signature Page to Amendment No. 4]

HSBC Bank USA, N.A., as Lender

By:	/s/ Rumesha Ahmed
	Name:	Rumesha Ahmed
	Title:	Vice President

[Signature Page to Amendment No. 4]

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Frans Braniotis
	Name:	Frans Braniotis
	Title:	Managing Director

[Signature Page to Amendment No. 4]

Goldaman Sachs Bank USA, as Lender

By:	/s/ Dan Martis
	Name:	Dan Martis
	Title:	Authorized Signatory

[Signature Page to Amendment No. 4]

BANK OF THE WEST, as a Lender

By:	/s/ Nicki Schroeder
	Name:	Nicki Schroeder
	Title:	Director

[Signature Page to Amendment No. 4]

BNP PARIBAS, as Lender

By:	/s/ John McCulloch
	Name:	John McCulloch
	Title:	Vice President

By:	/s/ Guelay Mese
	Name:	Guelay Mese
	Title:	Director

[Signature Page to Amendment No. 4]

ROYAL BANK OF CANADA, as Lender

By:	/s/ Vir C. Advani
	Name:	Vir C. Advani
	Title:	Vice President, Corporate Client Group -
Asset Based Lending

[Signature Page to Amendment No. 4]

Santander Bank, NA, as Lender

By:	/s/ Jennifer Baydian
	Name:	Jennifer Baydian
	Title:	Senior Vice President

[Signature Page to Amendment No. 4]

Truist Bank, as Lender

By:	/s/ JC Fanning
	Name:	JC Fanning
	Title:	Director

[Signature Page to Amendment No. 4]

MORGAN STANLEY SENIOR FUNDING, INC., as
Lender

By:	/s/ Manish Desai
	Name:	Manish Desai
	Title:	Vice President

[Signature Page to Amendment No. 4]

MUFG Union Bank, N.A., as Lender

By:	/s/ Ryan Bannan
	Name:	Ryan Bannan
	Title:	Vice President

[Signature Page to Amendment No. 4]